Financial Risk (Details 23) - Interest rate, measurement input [member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Sensitivity to an increase or decrease in market interest rates
Increase in interest rate	200.00%	200.00%
Decrease in interest rate	200.00%	200.00%
Increase in income	$ 14,297	$ 5,881
Decrease in income	(14,297)	(5,298)
Decrease in equity	(66,840)	(20,508)
Increase in equity	$ 66,840	$ 20,508